Filed pursuant to Rule 497(e) under the Securities Act of 1933, as amended Securities Act File No. 333-141120

QUALITY DIVIDEND FUND

(the “Fund”)

Class A

Class C

Institutional Class

OF

FUNDVANTAGE TRUST

Supplement dated February 21, 2019 to the Prospectus and

Statement of Additional Information (“SAI”) for the Fund, each dated September 1, 2018

The information in this Supplement contains new and additional information beyond that in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Effective January 1, 2019, the Fund’s investment adviser, Choice Financial Partners, Inc., d/b/a EquityCompass Strategies changed its corporate structure from a corporation to a limited liability company and changed its name to EquityCompass Investment Management, LLC. Accordingly, all references to Choice Financial Partners, Inc., d/b/a EquityCompass Strategies are replaced with EquityCompass Investment Management, LLC.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE